SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 10, 2004

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Item 5. Other Events.

On February 18, 2004, Wal-Mart Stores, Inc. (the “Company”) consummated the sale of $1,250,000,000 aggregate principal amount of the Company’s 4.125% Notes due 2011 (the “Notes”) pursuant to a Pricing Agreement, dated February 10, 2004 (the “Pricing Agreement”), among the Company and Goldman, Sachs & Co., Lehman Brothers Inc. and Credit Suisse First Boston LLC acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”). The Pricing Agreement incorporates by reference the terms of an Underwriting Agreement, dated as of February 18, 2003 (the “Underwriting Agreement”), by and among the Company and, as to the issuance and sale of the Notes, the Underwriters.

The Notes were sold to the public at an issue price of 99.58% of their principal amount. The net proceeds of the sale of the Notes to the Company were $1,239,750,000. The terms of the Notes are as set forth in the prospectus supplement of the Company, dated February 10, 2004, to its prospectus dated December 27, 2002, relating to the offer and sale of the Notes (the “Prospectus Supplement”), which Prospectus Supplement was filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 12, 2004 pursuant to Rule 424(b)(2) of the Commission promulgated under the Securities Act of 1933, as amended.

The Notes form part of the newly created series of the Company’s 4.125% Notes Due 2011 (the “2011 Series”). The $1,250,000,000 aggregate principal amount of the Notes issued on February 18, 2004 constitute the only notes of the 2011 Series issued and outstanding as of the date hereof. The 2011 Series was created and established, and its terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to and in accordance with the Indenture, dated as of December 11, 2002 (the “Indenture”), between the Company and J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, National Association, as Trustee. The terms of the Notes are as set forth in the Indenture, which is an exhibit to the Registration Statement on Form S-3 of the Company (Commission File No. 333-101874), and in the form of the promissory note that represents the Notes. The Notes were delivered in the form of three global notes, with two of such global notes in the original principal amount of $500,000,000 and the third of such global notes in the original principal amount of $250,000,000, representing the Notes issued and sold (the “Global Notes”), which have been executed by the Company and authenticated by the Trustee. Copies of the Pricing Agreement, the Underwriting Agreement and the form of the Global Notes are attached as exhibits to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K are the Series Terms Certificate, as contemplated by the Indenture, that evidences the establishment of certain terms and conditions of the 2011 Series in accordance with the Indenture, and the opinion of Hughes & Luce, LLP regarding the legality of the Notes.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated as of February 10, 2004, between the Company and the Underwriters.

1(b)	Underwriting Agreement, dated as of February 18, 2003, by and among the Company and, as to the issuance and sale of the Notes, the Underwriters.

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4(a)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.125% Notes Due 2011.

4(b)	Form of Global Note to represent the Wal-Mart Stores, Inc. 4.125% Notes Due 2011.

5	Legality Opinion of Hughes & Luce, LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 18, 2004

WAL-MART STORES, INC.

By:	/s/ Thomas M. Schoewe
	Name:	Thomas M. Schoewe
	Title:	Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

1(a)	Pricing Agreement, dated as of February 10, 2004, between the Company and Goldman, Sachs & Co., Lehman Brothers Inc. and Credit Suisse First Boston LLC, acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement.

1(b)	Underwriting Agreement, dated as of February 18, 2003, by and among the Company and, as to the issuance and sale of the Notes, Goldman, Sachs & Co., Lehman Brothers Inc. and Credit Suisse First Boston LLC and the other underwriters named in Schedule I to the Pricing Agreement.

4(a)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.125% Notes Due 2011.

4(b)	Form of Global Note to represent the Wal-Mart Stores, Inc. 4.125% Notes Due 2011.

5	Legality Opinion of Hughes & Luce, LLP.